News Media Contact:	Investor Relations Contact:
Dan Wilinsky	Eric Boyer
+1 303 397 2468	+1 303 397 2969
dan.wilinsky@ihs.com	eric.boyer@ihs.com

IHS Reaffirms 2016 Financial Guidance

ENGLEWOOD, Colo. (May 16, 2016) - IHS Inc. (NYSE: IHS), the leading global source of critical information and insight, is reaffirming its 2016 revenue, Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) and Adjusted earnings per diluted share (EPS) guidance. The company plans to publicly reaffirm its earnings guidance in a previously announced presentation at the Barclays Americas Select Franchise Conference 2016 in London tomorrow, May 17, 2016. The event is scheduled for 11:10 AM GMT.

For the year ending November 30, 2016, IHS reaffirms and expects:

•	Revenue in a range of $2.30 billion to $2.38 billion, including 2-3 percent subscription organic growth, neutral non-subscription organic growth, and total organic growth of 0-3 percent;

•	Adjusted EBITDA in a range of $770 million to $800 million; and

•	Adjusted EPS in a range of $6.00 to $6.30 per diluted share.

The above outlook assumes no further currency movements, acquisitions, divestitures, pension mark-to-market adjustments or unanticipated events. See discussion of non-GAAP financial measures at the end of this release.

Use of Non-GAAP Financial Measures
Non-GAAP results are presented only as a supplement to our financial statements based on U.S. generally accepted accounting principles (GAAP). Non-GAAP financial information is provided to enhance the reader’s understanding of our financial performance, but none of these non-GAAP financial measures are recognized terms under GAAP and non-GAAP measures should not be considered in isolation or as a substitute for financial measures calculated in accordance with GAAP. Our most recent non-GAAP reconciliations were furnished as an exhibit to a Form 8-K on March 21, 2016, and are available on our website (www.ihs.com).

We use non-GAAP measures in our operational and financial decision-making, believing that it is useful to exclude certain items in order to focus on what we deem to be a more reliable indicator of ongoing operating performance and our ability to generate cash flow from operations. As a result, internal management reports used during monthly operating reviews feature the Adjusted EBITDA, Adjusted net income, Adjusted EPS, and free cash flow metrics. We also believe that investors may find non-GAAP financial measures useful for the same reasons, although investors are cautioned that non-GAAP financial measures are not a substitute for GAAP disclosures.

Because not all companies use identical calculations, our presentation of non-GAAP financial measures may not be comparable to other similarly-titled measures of other companies. However, these measures can still be useful in evaluating our performance against our peer companies because we believe the measures provide users with valuable insight into key components of GAAP financial disclosures.

WhereTo Find Additional Information
In connection with the proposed transaction, on May 10, 2016 Markit filed with the Securities and Exchange Commission (the “SEC”) a preliminary registration statement on Form F-4 that includes a joint proxy statement of IHS and Markit. These materials are not final and may be amended. IHS and Markit may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or definitive registration statement or any other document which IHS or Markit may file with the SEC. INVESTORS AND SECURITY HOLDERS OF IHS AND MARKIT ARE URGED TO READ THE PRELIMINARY REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE VERSIONS THEREOF AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the preliminary materials filed on May 10, 2016 and the definitive versions of these materials and other documents filed with the SEC (when available) by IHS and Markit through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of IHS and Markit at the following:

IHS	MARKIT
15 Inverness Way East	4th Floor, Ropemaker Place,
Englewood, CO 80112	25 Ropemaker Street, London England EC2Y 9LY
Attention: Investor Relations	Attention: Investor Relations
1 303-397-2969	44 20 7260 2000

Participants in the Solicitation
IHS, Markit, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding IHS’s directors and executive officers, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in IHS’s Form 10-K for the year ended November 30, 2015 and its proxy statement filed on February 24, 2016, which are filed with the SEC. Information regarding the directors and executive officers of Markit, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Markit’s 20-F for the year ended December 31, 2015, and Markit’s proxy statement filed on Form 6-K on March 27, 2015, which are filed with the SEC. A more complete description will be available in the definitive registration statement on Form F-4 and the joint proxy statement/prospectus.

No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate such transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder or stockholder (as applicable) and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the merger, (ii) the ability of IHS and Markit to integrate the business successfully and to achieve anticipated synergies, risks and costs, (iii) potential litigation relating to the proposed transaction that could be instituted against IHS, Markit or their respective directors, (iv) the risk that disruptions from the proposed transaction will harm IHS’s and Markit’s business, including current plans and operations, (v) the ability of IHS or Markit to retain and hire key personnel, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, (vii) continued availability of capital and financing and rating agency actions, (viii) legislative, regulatory and economic developments, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect IHS’s and/or Markit’s financial performance, (x) certain restrictions during the pendency of the merger that may impact IHS’s or Markit’s ability to pursue certain business opportunities or strategic transactions and (xi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the joint proxy statement/prospectus included in the preliminary registration statement on Form F-4 filed with the SEC in connection with the proposed merger. While the list of factors presented here is, and the list of factors presented in the preliminary registration statement on Form F-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IHS’s or Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Neither IHS nor Markit assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About IHS (www.ihs.com)

IHS (NYSE: IHS) is the leading source of insight, analytics and expertise in critical areas that shape today’s business landscape. Businesses and governments in more than 140 countries around the globe rely on the comprehensive content, expert independent analysis and flexible delivery methods of IHS to make high-impact decisions and develop strategies with speed and confidence. IHS has been in business since 1959 and became a publicly traded company on the New York Stock Exchange in 2005. Headquartered in Englewood, Colorado, USA, IHS is committed to sustainable, profitable growth and employs nearly 9,000 people in 33 countries around the world.

IHS is a registered trademark of IHS Inc. All other company and product names may be trademarks of their respective owners. © 2016 IHS Inc. All rights reserved.

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